                                                                    Exhibit 20.2


                           Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                          American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



The undersigned, a duly authorized representative of American
Express Travel Related Services Company, Inc. ("TRS"), as Servicer, pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of May 1, 1998, as amended by the First Amendment, dated as of October 1, 2001, and as supplemented by the Series 1994-3 Supplement, dated as of September 1, 1994 (as amended and supplemented, the "Agreement"), among American Express Receivables Financing Corporation ("RFC") and American Express Centurion Bank ("Centurion") as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is    March 31, 2002.
                                              ----------------------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                                $115,674.60
                                                              ---------------
2.     Class B principal distributions                                  $0.00
                                                              ---------------
3.     Class B interest distributions                             $115,674.60
                                                              ---------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                            $0.00
                                                              ---------------
5.     Class B Invested Amount as of the Record Date/
       Class B Initial Invested Amount (determined after
       taking into account any increase or decrease in the
       Invested Amount which will occur upon the current
       distribution)                                           $17,460,317.00
                                                              ---------------






          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 9 day of April, 2002.



                                   AMERICAN EXPRESS TRAVEL RELATED
                                   SERVICES COMPANY, INC.
                                   as Servicer






                                   By:    /s/ Jay B. Stevelman
                                          -----------------------------------
                                   Name:  Jay B. Stevelman
                                   Title: Senior Vice President and Treasurer

                           Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                          American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



The undersigned, a duly authorized representative of American
Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Amended and Restated Pooling and Servicing Agreement dated May 1, 1998, as amended by the First Amendment, dated as of October 1, 2001, and as supplemented by the Series 1996-1 Supplement, dated as of September 9, 1996 (as amended and supplemented, the "Agreement"), among American Express Receivables Financing Corporation ("RFC") and American Express Centurion Bank ("Centurion") as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is   March 31, 2002.
                                              ----------------------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                                $468,581.08
                                                              ---------------
2.     Class B principal distributions                                  $0.00
                                                              ---------------
3.     Class B interest distributions                             $468,581.08
                                                              ---------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                            $0.00
                                                              ---------------
5.     Class B Invested Amount as of the Record Date/
       Class B Initial Invested Amount (determined after
       taking into account any increase or decrease in the
       Invested Amount which will occur upon the current
       distribution)                                           $77,027,027.00
                                                              ---------------






          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 9 day of April, 2002.




                                   AMERICAN EXPRESS TRAVEL RELATED
                                   SERVICES COMPANY, INC.
                                   as Servicer






                                   By:    /s/ Jay B. Stevelman
                                          -----------------------------------
                                   Name:  Jay B. Stevelman
                                   Title: Senior Vice President and Treasurer

                           Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                          American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



The undersigned, a duly authorized representative of American
Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Amended and Restated Pooling and Servicing Agreement dated May 1, 1998, as amended by the First Amendment, dated as of October 1, 2001, and as supplemented by the Series 1998-1 Supplement, dated as of May 27, 1998 (as amended and supplemented, the "Agreement"), among American Express Receivables Financing Corporation ("RFC") and American Express Centurion Bank ("Centurion") as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is    March 31, 2002.
                                              ----------------------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                                $293,430.33
                                                              ---------------
2.     Class B principal distributions                                  $0.00
                                                              ---------------
3.     Class B interest distributions                             $293,430.33
                                                              ---------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                            $0.00
                                                              ---------------
5.     Class B Invested Amount as of the Record Date/
       Class B Initial Invested Amount (determined after
       taking into account any increase or decrease in the
       Invested Amount which will occur upon the current
       distribution)                                           $58,201,058.00
                                                              ---------------






          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 9 day of April, 2002.




                                   AMERICAN EXPRESS TRAVEL RELATED
                                   SERVICES COMPANY, INC.
                                   as Servicer






                                   By:    /s/ Jay B. Stevelman
                                          -----------------------------------
                                   Name:  Jay B. Stevelman
                                   Title: Senior Vice President and Treasurer

                           Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                          American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



The undersigned, a duly authorized representative of American
Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Amended and Restated Pooling and Servicing Agreement dated May 1, 1998, as amended by the First Amendment, dated as of October 1, 2001, and as supplemented by the Series 2001-1 Supplement, dated as of November 7, 2001 (as amended and supplemented, the "Agreement"), among American Express Receivables Financing Corporation ("RFC") and American Express Centurion Bank ("Centurion") as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is   March 31, 2002.
                                              ----------------------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                                $121,486.48
                                                              ---------------
2.     Class B principal distributions                                  $0.00
                                                              ---------------
3.     Class B interest distributions                             $121,486.48
                                                              ---------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                            $0.00
                                                              ---------------
5.     Class B Invested Amount as of the Record Date/
       Class B Initial Invested Amount (determined after
       taking into account any increase or decrease in the
       Invested Amount which will occur upon the current
       distribution)                                           $60,810,810.00
                                                              ---------------






          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 9 day of April, 2002.




                                   AMERICAN EXPRESS TRAVEL RELATED
                                   SERVICES COMPANY, INC.
                                   as Servicer






                                   By:    /s/ Jay B. Stevelman
                                          -----------------------------------
                                   Name:  Jay B. Stevelman
                                   Title: Senior Vice President and Treasurer

                           Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                          American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



The undersigned, a duly authorized representative of American
Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Amended and Restated Pooling and Servicing Agreement dated May 1, 1998, as amended by the First Amendment, dated as of October 1, 2001, and as supplemented by the Series 2002-1 Supplement, dated as of January 18, 2002 (as amended and supplemented, the "Agreement"), among American Express Receivables Financing Corporation ("RFC") and American Express Centurion Bank ("Centurion") as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is   March 31, 2002.
                                              ----------------------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                                $121,486.48
                                                              ---------------
2.     Class B principal distributions                                  $0.00
                                                              ---------------
3.     Class B interest distributions                             $121,486.48
                                                              ---------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                            $0.00
                                                              ---------------
5.     Class B Invested Amount as of the Record Date/
       Class B Initial Invested Amount (determined after
       taking into account any increase or decrease in the
       Invested Amount which will occur upon the current
       distribution)                                           $60,810,810.00
                                                              ---------------






          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 9 day of April, 2002.




                                   AMERICAN EXPRESS TRAVEL RELATED
                                   SERVICES COMPANY, INC.
                                   as Servicer






                                   By:    /s/ Jay B. Stevelman
                                          -----------------------------------
                                   Name:  Jay B. Stevelman
                                   Title: Senior Vice President and Treasurer